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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

      Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): February 23, 2005




                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)




  NEW JERSEY                       000-29341                     51-0471976
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 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)




     750 HIGHWAY 34, MATAWAN, NJ                                      07747
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code:           (732) 441-7700
                                                          ----------------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On February 23, 2005, the Registrant dismissed its independent account, Mendlowitz Weitsen, LLP. For the two most recent fiscal years: (i) the independent account's report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles and (ii) there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The decision to change accountants was recommended by the Registrant's Audit Committee.

(b) On February 23, 2005, the Registrant engaged the independent accounting firm of Bagell, Josephs & Company, L.C.C. as principal accountant to audit the Registrant's financial statements for the fiscal year ended December 31, 2004.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits

          16.1 Letter from Mendlowitz Weitsen, LLP., former independent accountants.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE, INC,


Date:  March 9, 2005                                By: /s/  Jerome R. Mahoney
                                                        ----------------------
                                                    Jerome R. Mahoney
                                                    President, Secretary and
                                                    Chief Executive Officer
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                                INDEX OF EXHIBITS


          16.1 Letter from Mendlowitz Weitsen, LLP., former independent accountants.